UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 22, 2011

(Date of earliest event reported)

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 0-6365

Minnesota	41-0919654
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

4400 West 78th Street – Suite 520

Minneapolis, Minnesota 55435

(Address of principal executive offices, including zip code)

(952) 835-1874

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of Amendments to the Apogee Enterprises, Inc. 2009 Stock Incentive Plan

On June 22, 2011, at the 2011 Annual Meeting of Shareholders (the “Annual Meeting”) of Apogee Enterprises, Inc. (the “Company”), the Company’s shareholders approved certain amendments (the “2009 Incentive Plan Amendments”) to the Apogee Enterprises, Inc. 2009 Stock Incentive Plan (as amended and restated, the “2009 Incentive Plan”).

The 2009 Incentive Plan was initially approved by the Company’s shareholders on June 24, 2009. The purpose of the 2009 Incentive Plan is to promote the interests of the Company and its shareholders by (1) aiding the Company in attracting and retaining management personnel capable of providing strategic direction to, and assuring the future success of, the Company and (2) motivating such persons to put forth maximum efforts for the success of the Company’s business. The 2009 Incentive Plan allows the Company to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders. The 2009 Incentive Plan permits grants of incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, performance awards, stock awards and other stock-based awards (collectively, “Awards”) to employees, officers, consultants and independent contractors of the Company. The Company’s Board of Directors and Compensation Committee have the authority to determine the type of Award as well as the amount, terms and conditions of each Award under the 2009 Incentive Plan, subject to the limitations and other provisions of the 2009 Incentive Plan. Awards may be granted under the 2009 Incentive Plan until June 23, 2019 or until all shares available for Awards under the 2009 Incentive Plan have been purchased or acquired; provided, however, that incentive stock options may not be granted after May 7, 2019. The Board may from time to time amend, alter, suspend, discontinue or terminate the 2009 Incentive Plan, subject, in certain circumstances, to shareholder approval.

The 2009 Incentive Plan Amendments approved at the Annual Meeting:

•	increased the number of shares authorized for issuance under the 2009 Incentive Plan by 488,000 shares, from 1,400,000 to 1,888,000;

•	clarified the definition of change-in-control; and

•	included more comprehensive prohibitions on repricing of stock options or stock appreciation rights.

No other amendments to the 2009 Incentive Plan were approved by shareholders at the Annual Meeting.

This summary of the 2009 Incentive Plan is not complete and is qualified in its entirety by reference to the full text of the 2009 Incentive Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K. A more detailed summary of the 2009 Incentive Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 9, 2011.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders voted on the following:

(1)	A proposal to elect three Class I directors for three-year terms ending in the year 2014. Each of the Class I director nominees was elected and received the following votes:

Director	For	Withhold	Broker Non-Votes
Robert J. Marzec	21,502,198	1,290,367	1,945,475
Stephen C. Mitchell	20,311,909	2,480,656	1,945,475
David E. Weiss	21,301,371	1,491,194	1,945,475

(2)	An advisory (non-binding) vote on the Company’s executive compensation. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
22,064,788	675,492	52,285	1,945,475

(3)	An advisory (non-binding) vote on the frequency of an advisory vote on the Company’s executive compensation. The shareholders selected a frequency of one year and the proposal received the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
19,600,418	41,076	3,117,548	33,523	1,945,475

The Company has decided to adopt one year as the frequency for the advisory (non-binding) vote on the Company’s executive compensation.

(4)	A proposal to approve amendments to the Apogee Enterprises, Inc. 2009 Stock Incentive Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
14,930,021	7,843,617	18,927	1,945,475

(5)	A proposal to approve amendments to the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
14,804,709	7,916,902	70,954	1,945,475

(6)	A proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 3, 2012. The proposal was approved and received the following votes:

For	Against	Abstain	Broker Non-Votes
23,059,774	1,655,288	22,978	0

Item 8.01	Other Events.

Approval of Amendments to the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan

At the Annual Meeting on June 22, 2011, the Company’s shareholders approved certain amendments (the “2009 Director Plan Amendments”) to the Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan (as amended and restated, the “2009 Director Plan”).

The 2009 Director Plan was initially approved by the Company’s shareholders on June 24, 2009. The purpose of the 2009 Director Plan is to promote the interests of the Company and its shareholders by (1) aiding the Company in attracting and retaining non-employee directors capable of providing strategic direction to, and assuring the future success of, the Company and (2) motivating non-employee directors to put forth maximum efforts for the success of the Company’s business. The 2009 Director Plan allows the Company to compensate non-employee directors through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of non-employee directors with the Company’s shareholders. The 2009 Director Plan permits grants of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents, stock awards and other stock-based awards (collectively, “Director Awards”) to non-employee directors of the Company. The Company’s Board of Directors and Nominating and Corporate Governance Committee have the authority to determine the type of Director Award as well as the amount, terms and conditions of each Director Award under the 2009 Director Plan, subject to the limitations and other provisions of the 2009 Director Plan. Director Awards may be granted under the 2009 Director Plan until June 23, 2019 or until all shares available for Director Awards under the 2009 Director Plan have been purchased or acquired. The Board may from time to time amend, alter, suspend, discontinue or terminate the 2009 Director Plan, subject, in certain circumstances, to shareholder approval.

The 2009 Director Plan Amendments approved at the Annual Meeting:

•	increased the number of shares authorized for issuance under the 2009 Director Plan by 100,000 shares, from 150,000 to 250,000;

•	clarified that, for time-based restricted stock and restricted stock unit awards subject to the three-year minimum vesting period, such awards may vest in installments over the three-year period;

•	clarified the definition of change-in-control; and

•	included more comprehensive prohibitions on repricing of stock options or stock appreciation rights.

No other amendments to the 2009 Director Plan were approved by shareholders at the Annual Meeting.

This summary of the 2009 Director Plan is not complete and is qualified in its entirety by reference to the full text of the 2009 Director Plan, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K. A more detailed summary of the 2009 Director Plan can be found in the Company’s Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on May 9, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

10.2	Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/S/ PATRICIA A. BEITHON
Patricia A. Beithon General Counsel and Secretary

Date: June 28, 2011

EXHIBIT INDEX

Exhibit Number	Description

10.1	Apogee Enterprises, Inc. 2009 Stock Incentive Plan, as amended and restated (2011).*

10.2	Apogee Enterprises, Inc. 2009 Non-Employee Director Stock Incentive Plan, as amended and restated (2011).*

*	Filed herewith